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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                               UTI WORLDWIDE INC.
             (Exact name of Registrant as Specified in Its Charter)

        BRITISH VIRGIN ISLANDS                         INAPPLICABLE
       (State of Incorporation                       (I.R.S. Employer
          or Organization)                          Identification No.)

            9 COLUMBUS CENTRE
              PELICAN DRIVE
                ROAD TOWN
                 TORTOLA
         BRITISH VIRGIN ISLANDS                        INAPPLICABLE
    (Address of Registered Offices)                     (Zip Code)

     If this form relates to the               If this form relates to the
registration of a class of securities          registration of a class of
  pursuant to Section 12(b) of the         securities pursuant to Section 12(g)
Exchange Act and is effective pursuant     of the Exchange Act and is effective
     to General Instruction A.(c),        pursuant to General Instruction A.(d),
 please check the following box. [ ]       please check the following box. [X]



                Securities Act registration statement file number
                      to which this form relates: 333-47616

     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Ordinary Shares, no par value per share
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                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant hereby incorporates by reference herein the description of the Registrant's Ordinary Shares, no par value per share, appearing under the caption "Description of Capital Stock" in the form of preliminary prospectus contained in the Registration Statement on Form F-1 (Registration No. 333-47616) (the "Registration Statement"), as filed with the Securities and Exchange Commission on October 10, 2000 and as may be amended from time to time and at the time the Registration Statement is declared effective. Any form of prospectus that constitutes part of the Registration Statement and is subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated by reference herein.

ITEM 2.  EXHIBITS

         The Registrant incorporates herein by reference the following:

         1. Memorandum of Association of the Registrant, incorporated by reference to Exhibit 3.1 to the Registration Statement.

         2. Articles of Association of the Registrant, incorporated by reference to Exhibit 3.2 to the Registration Statement.

         3. Specimen certificate for ordinary shares, incorporated by reference to Exhibit 4.1 to the Registration Statement.

         4. Registration Rights Agreement between PTR Holdings, Inc., UT Holdings, Inc. and Registrant, incorporated by reference to
                  Exhibit 10.8 to the Registration Statement.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         UTI WORLDWIDE INC.


Date: October 30, 2000                   By: /s/ ROGER I. MACFARLANE
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                                             Roger I. MacFarlane
                                             Chief Executive Officer


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